Exhibit 10.1

Tamalpais Bank
Bank-Owned Life Insurance (“BOLI”) Program
Employee Certificate of Consent and Coverage

Please complete and return this form to Pamela Stalcup by March 19, 2007, even if you do not wish to give your consent to be insured. Please return this form to Pamela Stalcup.

My signature below acknowledges that I have received, read and understand the Certificate of Consent and Coverage, and the accompanying Employee Communication Letter and Frequently Asked Questions and Answers form, and that I have willingly chosen to consent or not consent, as indicated below.

SELECT ONE OPTION:

☒ YES          I consent to and authorize the purchase of Bank-Owned Life Insurance (“BOLI”) coverage on my life by Tamalpais Bank and hereby designate Tamalpais Bank as the sole beneficiary of the death benefit under this life insurance.  I understand and acknowledge that Tamalpais will pay all premiums and will be the sole owner and the sole beneficiary of the coverage on my life, including any benefits payable after the termination of my employment whenever and for whatever reason that may occur.  I also understand that by becoming insured under the BOLI program, neither I nor my survivors or estate will have any rights in this life insurance, including  (1) any right to designate a beneficiary of the proceeds other than Tamalpais Bank; (2) any right to receive dividends, the cash surrender value, loans or withdrawals, or any proceeds of the insurance; (3) any right to exercise any policy conversion privilege or assign the coverage; (4) any right to amend or modify the BOLI policy; or (5) any right to direct the investment of amounts under the BOLI policy.  I understand and agree that Tamalpais Bank may keep a life insurance policy or policies in effect on my life after my employment with Tamalpais Bank or its successors has terminated whenever and for whatever reason that may occur.

I understand that the proceeds of the BOLI program will be used to finance the cost of employee benefits.  I understand that the initial face amount of life insurance on my life will not exceed $2,000,000.  Actual amounts purchased will vary based on the number of employees who consent and their eligible compensation.  I acknowledge that Tamalpais Bank is soliciting this consent under the provisions outlined in California Insurance Code Section 10110.1.  I understand that this consent is valid for an indefinite period and I also understand and consent to Tamalpais Bank’s purchase of additional policies/coverage on my life in the future as part of an ongoing BOLI Program.

I understand that Tamalpais Bank may restructure this insurance coverage in the future.  My consent below covers any future changes resulting from any such restructuring including those that involve increasing the amount of insurance.  I understand and agree that the Bank will not be required to seek additional consent from me each time it obtains new or additional coverage on my life.

I understand that in order to purchase life insurance, the Bank will be required to provide certain information about me to insurance carriers that will include my age, gender, social security number, recent employment attendance (including absences recorded as due to illness or injury) based on information in the Bank’s employment records.  By consenting to allow the Bank to purchase life insurance on my life, I also consent to the Bank providing this information about me to insurance carriers.

Signature:	/s/ Michael E. Moulton	Print Name:	Michael E. Moulton

Date:   3/14/07          Social Security #: ______________          Date of Birth:  ____________

State of Residence:   CA          Gender:   M

Tamalpais Bank
Bank-Owned Life Insurance (“BOLI”) Program
Employee Certificate of Consent and Coverage

Please complete and return this form to Pamela Stalcup by March 19, 2007, even if you do not wish to give your consent to be insured. Please return this form to Pamela Stalcup.

My signature below acknowledges that I have received, read and understand the Certificate of Consent and Coverage, and the accompanying Employee Communication Letter and Frequently Asked Questions and Answers form, and that I have willingly chosen to consent or not consent, as indicated below.

SELECT ONE OPTION:

☒ YES          I consent to and authorize the purchase of Bank-Owned Life Insurance (“BOLI”) coverage on my life by Tamalpais Bank and hereby designate Tamalpais Bank as the sole beneficiary of the death benefit under this life insurance.  I understand and acknowledge that Tamalpais will pay all premiums and will be the sole owner and the sole beneficiary of the coverage on my life, including any benefits payable after the termination of my employment whenever and for whatever reason that may occur.  I also understand that by becoming insured under the BOLI program, neither I nor my survivors or estate will have any rights in this life insurance, including  (1) any right to designate a beneficiary of the proceeds other than Tamalpais Bank; (2) any right to receive dividends, the cash surrender value, loans or withdrawals, or any proceeds of the insurance; (3) any right to exercise any policy conversion privilege or assign the coverage; (4) any right to amend or modify the BOLI policy; or (5) any right to direct the investment of amounts under the BOLI policy.  I understand and agree that Tamalpais Bank may keep a life insurance policy or policies in effect on my life after my employment with Tamalpais Bank or its successors has terminated whenever and for whatever reason that may occur.

I understand that the proceeds of the BOLI program will be used to finance the cost of employee benefits.  I understand that the initial face amount of life insurance on my life will not exceed $2,000,000.  Actual amounts purchased will vary based on the number of employees who consent and their eligible compensation.  I acknowledge that Tamalpais Bank is soliciting this consent under the provisions outlined in California Insurance Code Section 10110.1.  I understand that this consent is valid for an indefinite period and I also understand and consent to Tamalpais Bank’s purchase of additional policies/coverage on my life in the future as part of an ongoing BOLI Program.

I understand that Tamalpais Bank may restructure this insurance coverage in the future.  My consent below covers any future changes resulting from any such restructuring including those that involve increasing the amount of insurance.  I understand and agree that the Bank will not be required to seek additional consent from me each time it obtains new or additional coverage on my life.

I understand that in order to purchase life insurance, the Bank will be required to provide certain information about me to insurance carriers that will include my age, gender, social security number, recent employment attendance (including absences recorded as due to illness or injury) based on information in the Bank’s employment records.  By consenting to allow the Bank to purchase life insurance on my life, I also consent to the Bank providing this information about me to insurance carriers.

Signature:	/s/ Mark Garwood	Print Name:	Mark Garwood

Date:   3/14/07          Social Security #: ______________          Date of Birth:  ____________

State of Residence:   CA          Gender:   M